Exhibit 10.1

FOURTH AMENDMENT TO CREDIT AGREEMENT AND FIRST AMENDMENT TO PLEDGE AGREEMENT

THIS FOURTH AMENDMENT TO CREDIT AGREEMENT AND FIRST AMENDMENT TO PLEDGE AGREEMENT dated as of February 2, 2009 (this “Amendment”) by and among CRAWFORD & COMPANY, a Georgia corporation (“Crawford”), and CRAWFORD & COMPANY INTERNATIONAL, INC., a Georgia corporation (“International”; International and Crawford are collectively referred to herein as the “Borrowers”, and each individually as a “Borrower”), each of the Subsidiary Loan Parties party to the Pledge Agreement (defined below) (collectively referred to herein as the “Subsidiary Loan Parties”, each individually a “Subsidiary Loan Party” and together with the Borrowers, the “Pledgors” and each individually a “Pledgor”), the Lenders party hereto (the “Consenting Lenders”) and SUNTRUST BANK, as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the “Administrative Agent”).

WHEREAS, the Borrowers, the Lenders and the Administrative Agent are parties to that certain Credit Agreement dated as of October 31, 2006 (as amended from time to time and in effect on the date hereof, the “Credit Agreement”);

WHEREAS, in connection with the Credit Agreement, the Pledgors executed and delivered that certain Pledge Agreement dated as of October 31, 2006 (as in effect on the date hereof, the “Pledge Agreement”) to the Administrative Agent for the benefit of the Secured Creditors (as defined in the Pledge Agreement);

WHEREAS, the Borrowers desire to effect a global restructuring with respect to their corporate structure and organization;

WHEREAS, the Borrowers also desire to have the ability to repurchase and retire (on a non-pro rata basis) from time to time up to $25,000,000 in aggregate principal amount of their outstanding Term Loans; and

WHEREAS, the Borrowers, the Pledgors, the Consenting Lenders and the Administrative Agent desire to amend certain provisions of the Credit Agreement and the Pledge Agreement on the terms and conditions contained herein in order to effect the foregoing.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto hereby agree as follows:

Section 1. Amendments to Credit Agreement. Subject to satisfaction of the conditions set forth in Section 3 below, the parties hereto agree that the Credit Agreement is amended as follows:

(a) The Credit Agreement is hereby amended by adding the following new defined terms to Section 1.1 thereof in appropriate alphabetic order:

“‘Foreign Loan Parties’ shall collectively mean New Cayman Entity and New UK Holdco, and ‘Foreign Loan Party’ shall mean each of them individually.” For the avoidance of doubt, Foreign Loan Parties are not Loan Parties or Subsidiary Loan Parties, but are Foreign Subsidiaries, in each case as such terms are defined and used herein.”

“‘Foreign Loan Party Guaranty Agreement’ shall mean that certain Foreign Loan Party Guaranty Agreement dated as of February 2, 2009 executed by the Foreign Loan Parties in favor of the Administrative Agent for the benefit of the Lenders.”

“‘Legal Charge Over Shares’ shall mean, together: (a) that certain Legal charge over shares dated as of February 2, 2009 by International in favor of the Administrative Agent for the benefit of the Lenders and (b) that certain Legal charge over shares dated as of February 2, 2009 by New UK Holdco in favor of the Administrative Agent for the benefit of the Lenders.”

“‘Liquidity’ shall mean, on any date of determination, the sum of (a) the aggregate amount of Revolving Loans that would be available to be funded to the Borrowers pursuant to Section 2.2 on the date of determination plus (b) all money, currency or credit balances owned by the Loan Parties in any demand or deposit account on the date of determination; provided, however, that amounts calculated under this clause (b) shall exclude any amounts that would not be considered “cash” under GAAP or “cash” as recorded on the books of the Loan Parties plus (c) all Permitted Investments of the Loan Parties on the date of determination; provided, that amounts under the foregoing clauses (b) and (c) shall (i) be included only to the extent such amounts are not subject to any Lien or other restriction or encumbrance of any kind (other than (x) Liens in favor of the Administrative Agent and the Lenders under the Security Documents and (y) Liens arising solely by virtue of any statutory or common law provision relating to banker’s liens, rights of set-off or similar rights; provided, that this clause (y) shall apply only for so long as such liens and rights are not being enforced or otherwise exercised) and (ii) exclude any amounts held by a Loan Party in escrow, trust or other fiduciary capacity for or on behalf of a client of a Loan Party or any Affiliate of a Loan Party.”

“‘New Cayman Entity’ shall mean Crawford & Company Financial Services, Ltd., an exempted company incorporated with limited liability under the laws of the Cayman Islands.”

“‘New UK Holdco’ shall mean Crawford & Company EMEA/A-P Holdings Limited, a company organized under the laws of England and Wales.”

“‘New UK Holdco Security Agreement’ shall mean that certain debenture dated as of February 2, 2009 by New UK Holdco in favor of the Administrative Agent for the benefit of the Lenders.”

“‘New UK Holdco Note’ shall mean the bonds or notes, or both, issued from time to time pursuant to that certain bond instrument dated February 2, 2009 executed by New UK Holdco constituting up to $250,000,000 of unsecured 7% per cent bonds due 2014 and all other payment-in-kind notes, if any, issued by New UK Holdco from time to time in connection with the capitalization of interest under such bonds or notes, in each case, as amended, restated, supplemented, or modified from time to time in accordance with the terms hereof.”

“‘Transferred Foreign Subsidiaries’ shall mean Crawford & Company Adjusters Limited, Crawford & Company (Netherlands) B.V., Crawford & Company (Australia) Pty Limited, Crawford & Company (Norway) AS, Crawford Australasian Holdings Pty Limited, Crawford France EURL, Crawford & Company Risk Services (Ireland) Ltd., Claim Consulting sp. z.o.o., Crawford & Company New Zealand Limited, Crawford & Company (Sweden) AB, Crawford & Company Belgium NV, Crawford (Danmark) A/S, Crawford & Company Italia SRL, Crawford Graham Miller (Hellas) Ltd., and other Foreign Subsidiaries as Borrowers or any other Loan Party may from time to time transfer to New UK Holdco.”

“‘Voting Equity Interests’ means, with respect to any Person, the Equity Interests entitled to vote for members of the board of directors or equivalent governing body of such person.

(b) Section 1.1 of the Credit Agreement is hereby amended by deleting the defined terms “Applicable Pledge Amount”, “Base Rate”, “Excess Cash Flow”, “Investment”, “Loan Documents” and “Security Documents” and substituting in lieu thereof the following:

“‘Applicable Pledge Amount’ shall mean, in respect of the amount of Equity Interest of any Foreign Subsidiary pledged or to be pledged to the Administrative Agent, for the benefit of the Lenders, pursuant to a Pledge Agreement, (a) the lesser of (i) sixty-five percent (65%) of all outstanding Voting Equity Interests of such Foreign Subsidiary and (ii) the total amount of all outstanding Voting Equity Interests of such Foreign Subsidiary owned by the Borrowers and their other Subsidiaries and (b) 100% of all non-voting Equity Interests of such Foreign Subsidiary.”

“‘Base Rate’ shall mean the highest of (i) the per annum rate which the Administrative Agent publicly announces from time to time to be its prime lending rate, as in effect from time to time, (ii) the Federal Funds Rate, as in effect from time to time, plus one-half of one percent (0.50%) and (iii) the sum of (x)

LIBOR for an Interest Period of one month, which shall be determined on each Business Day, plus (y) one percent (1.00%). The Administrative Agent’s prime lending rate is a reference rate and does not necessarily represent the lowest or best rate charged to customers. The Administrative Agent may make commercial loans or other loans at rates of interest at, above or below the Administrative Agent’s prime lending rate. Each change in the Base Rate hereunder shall be effective on the effective date of any change in the Administrative Agent’s prime lending rate.”

“‘Excess Cash Flow’ shall mean, for any fiscal year of Crawford, based on the audited financial statements for such fiscal year required to be provided under Section 5.1(a), the remainder, if any, without duplication, of (a) the sum of: (i) Consolidated EBITDA for such fiscal year plus (ii) the net decrease in Working Capital of Crawford and its Subsidiaries during such fiscal year minus (b) the sum of the following (without duplication): (i) Unfinanced Capital Expenditures made by Crawford and its Subsidiaries during such fiscal year; (ii) cash payments of federal, state, local and foreign income tax, franchise taxes, state single business unitary and similar taxes imposed in lieu of income tax made by Crawford and its Subsidiaries during such fiscal year; (iii) the aggregate Consolidated Interest Expense paid in cash by Crawford and its Subsidiaries during such fiscal year; (iv) scheduled repayments of principal in respect of Indebtedness (for purposes of this definition, ‘principal’ shall include the principal component of payments for such period in respect of Capitalized Lease Obligations) paid during such fiscal year; (v) voluntary prepayments applied to the Term Loan during such fiscal year and any repurchases and cancellation of Term Loans by the Borrowers in accordance with Section 2.13(c) (determined by reference to the face amount of the Term Loans repurchased and cancelled); (vi) an amount equal to the aggregate gain on Asset Sales during such period to the extent (x) included in arriving at such Consolidated EBITDA and (y) the Net Cash Sale Proceeds of such Asset Sales are applied to the prepayment of Loans in accordance with Section 2.13(b)(v) during such period; provided, that, the immediately preceding clause (y) shall not apply to sale proceeds received by Crawford in respect of the sale of Crawford’s corporate headquarters located at 5620 Glenridge Drive, Atlanta, Georgia; and (vii) the net increase in Working Capital of Crawford and its Subsidiaries during such fiscal year.”

“‘Investment’ shall mean all expenditures made and all liabilities incurred (contingently or otherwise) for an Acquisition or for the acquisition of any Equity Interest or Indebtedness of, or for loans, advances, capital contributions or transfers of property or assets to, or in respect of any Guarantees (or other commitments as described under the definition of Indebtedness), or obligations of, any Person. In determining the aggregate amount of Investments outstanding at any particular time: (a) the amount of any Investment represented by a Guarantee shall be taken at not less than the principal amount of the obligations guaranteed and still outstanding or, if not so stated or determinable, the maximum reasonably anticipated liability in respect thereof (assuming such Person is required to perform thereunder) as determined by such Person in good faith; (b) there shall be included as an Investment all interest accrued with respect to Indebtedness constituting an Investment unless and until such interest is paid; (c) there shall be deducted in respect of each such Investment any amount received as a return of capital (but only by repurchase, redemption, retirement, repayment, liquidating dividend or liquidating distribution); and (d) there shall not be deducted in respect of any Investment any amounts received as earnings on such Investment, whether as dividends, interest or otherwise, except that accrued interest included as provided in the foregoing clause (b) may be deducted when paid. The amount of any Investment shall be the original cost of such Investment plus the cost of all additions thereto, without any adjustments for increases or decreases in value, forgiveness or conversion to equity of Indebtedness, or write-ups, write-downs or write-offs with respect to such Investment. For the avoidance of doubt, “Investment” does not include the provision of services by Crawford or any Subsidiary to any Subsidiary, or the forgiveness or capitalization of any amounts accrued by any such Subsidiary in connection with the provision of such services.”

“‘Loan Documents’ shall mean, collectively, this Agreement, the Notes, the LC Documents, all Notices of Borrowing, the Subsidiary Guarantee Agreement, the Foreign Loan Party Guaranty Agreement, the other Security Documents, Hedging Agreements entered into by the Borrowers or any Subsidiary Loan Party with a Person that was a Lender or an Affiliate of a Lender at the time it entered into such Hedging Agreement, and any and all other instruments, agreements, documents and writings executed in connection with any of the foregoing.”

“‘Security Documents’ shall mean the Security Agreement, the Pledge Agreement, the New UK Holdco Security Agreement, the Legal Charge Over Shares, each Control Agreement, any Mortgage, each Leasehold Mortgage, the certificates evidencing the Equity Interests as delivered pursuant to the Pledge Agreement and the Legal Charge Over Shares and related powers delivered in connection therewith and each other agreement, document, instrument or writing executed and delivered by the Loan Parties and New UK Holdco, as applicable, securing the Obligations, and in any event shall include any UCC-1 financing statement or any other similar document filed to perfect the Liens under any of the foregoing.”

(c) Section 2.13 of the Credit Agreement is hereby further amended by adding the following new clause (c) in appropriate alphabetical order:

“(c) Notwithstanding anything to the contrary contained in this Agreement, so long as (x) no Default or Event of Default has occurred and is continuing or would result therefrom, (y) the Leverage Ratio at the time of the making of any proposed repurchase of Term Loans under this Section 2.13 and for which an officer’s certificate has been delivered pursuant to Section 5.1(c) is not more than 2.50:1.00 on a pro forma basis after giving effect to the making of such repurchase and cancellation of Term Loans so repurchased; and (z) the Borrowers shall have not less than $75,000,000 of Liquidity on a pro forma basis immediately after giving effect to the making of a repurchase of Term Loans pursuant to this Section 2.13 (and in the case of the foregoing clauses (x)-(z), certifications thereof shall be made to the Administrative Agent and the Lenders in form and substance reasonably satisfactory to the Administrative Agent, signed by a Responsible Officer and delivered to the Administrative Agent at least three (3) Business Days prior to the making of each such repurchase), the Borrowers may repurchase outstanding Term Loans on the following basis:

(i) At any time prior to December 31, 2010, the Borrowers may repurchase all or any portion of the Term Loans of one or more Lenders pursuant to an Assignment and Acceptance between the Borrowers and such Lender or Lenders, at a price to be agreed between the Borrowers and such Lender or Lenders; provided, however, that (A) not more than $25,000,000 in aggregate face amount of the outstanding Term Loans may be repurchased in accordance with the terms of this Section 2.13(c) and (B) the principal amount of Term Loans offered to be repurchased by the Borrowers pursuant to this Section 2.13(c) for any given offer shall not be less than $2,500,000 (or such lesser amount as may be agreed upon between the Borrowers and the Administrative Agent); and provided further, however, that, with respect to such repurchases, the Borrowers shall provide an executed copy of such Assignment and Acceptance between the Borrowers and such Lender or Lenders with respect to such repurchase to the Administrative Agent promptly upon the execution thereof;

(ii) Promptly after the Borrowers have repurchased any Term Loans pursuant to this Section 2.13(c), the Borrowers shall notify the Administrative Agent and the Lenders of the aggregate principal amount of Term Loans so repurchased. In addition to the foregoing and not limiting any other provision of this Section 2.13(c), any such Term Loan repurchases by the Borrowers shall be subject to such other procedures as may be mutually agreed upon by the Administrative Agent and the Borrowers; provided, however, that (x) any offer by the Borrowers to repurchase any Term Loans pursuant to this Section 2.13(c) shall be made to all Lenders holding Term Loans (as of a record date to be set by the Administrative Agent) on the same terms and conditions for each such offer and (y) each Lender accepting such an offer shall be entitled to sell and receive payment for repurchase of such Lender’s Term Loan ratably based upon the aggregate principal amount of Term Loans owing to all Lenders who have accepted such offer for repurchase;

(iii) With respect to all repurchases made by the Borrowers pursuant to this Section 2.13(c), (A) the Borrowers shall pay all accrued and unpaid interest, if any, on the repurchased Term Loans to the date of repurchase of such Term Loans (to the extent agreed between the Borrowers and the applicable assignor of the repurchased Term Loans), (B) such repurchases and cancellations shall not be deemed to be voluntary or optional prepayments pursuant to Section 2.13(a) or Section 2.23 and shall not be subject to the provisions of Section 2.23, and (C) no such repurchases and cancellations shall change the scheduled amortization required by Section 2.10(d), except to reduce the amount outstanding and due and payable on the Term Loan Maturity Date (and such reduction, for the avoidance of doubt, shall only apply, on a non-pro rata basis, to the Term Loans repurchased by the Borrowers and canceled pursuant to Section 2.13(c)(iv)); and

(iv) Immediately following any repurchase by the Borrowers pursuant to this Section 2.13(c), any Term Loans so repurchased shall be immediately cancelled and retired by the Borrowers and shall no longer be outstanding (and shall not be resold or further assigned by the Borrowers), and all such Term Loans repurchased shall be deemed to be canceled, retired and no longer outstanding for all purposes of this Agreement and the other Loan Documents (notwithstanding any provisions herein or therein to the contrary) including, but not limited to (A) the making of, or the application of, any payments to the Lenders under this Agreement or any other Loan Document, (B) the making of any request, demand, authorization, direction, notice, consent or waiver under this Agreement or any other Loan Document, (C) the providing of any rights to the Borrowers as a Lender under this Agreement or any other Loan Document or (D) the determination of Required Lenders, or for any similar or related purpose, under this Agreement or any other Loan Document. Further, the Borrowers shall have no right to claim or receive the benefit of any amounts paid or payable to a Lender under the Credit Agreement or the other Loan Documents by virtue of the Borrowers repurchase of one or more Term Loans under this Section 2.13(c) or otherwise.”

(d) Section 2.23 is hereby amended by deleting the first sentence of Section 2.23(b) in its entirety and substituting in lieu thereof the following:

“(b) If at any time insufficient funds are received by and available to the Administrative Agent to pay fully all Obligations then due hereunder, the Administrative Agent shall distribute such amounts in the following order of priority (it being understood and agreed that, for the avoidance of doubt, any Term Loan repurchases by the Borrowers pursuant to Section 2.13(c) hereof shall not be distributed pro-rata among all Lenders):”

(e) Section 2.23 is hereby further amended by adding the following immediately following the end of Section 2.23(c):

“It is understood and agreed that, for the avoidance of doubt, this Section 2.23(c) shall not apply with respect to any Term Loan repurchases by the Borrowers pursuant to Section 2.13(c) hereof.”

(f) Section 4.2 of the Credit Agreement is hereby amended by deleting such Section in its entirety and substituting in lieu thereof the following:

“4.2 Organizational Power; Authorization. The execution, delivery and performance by each Loan Party and each Foreign Loan Party of the Loan Documents and the Transaction Documents to which it is a party are within such Loan Party’s and Foreign Loan Party’s organizational powers and have been duly authorized by all necessary organizational, and if required, stockholder, member or partner, action. This Agreement has been duly executed and delivered by each of the Borrowers, and constitutes, and each other Loan Document and Transaction Document to which any Loan Party or Foreign Loan Party is a party, when executed and delivered by such Loan Party or Foreign Loan Party, as the case may be, will constitute, valid and binding obligations of each Borrower, such Loan Party and such Foreign Loan Party (as the case may be), enforceable against it in accordance with their respective terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium, or similar laws affecting the enforcement of creditors’ rights generally, general principles of equity, and, in the case of Foreign Loan Parties, the time barring of claims under applicable statutes of limitation, the possibility that a covenant or undertaking to assume liability for or to indemnify a person against non-payment of UK stamp duty may be void, or defenses of set-off or counterclaim.”

(g) Section 4.3 of the Credit Agreement is hereby amended by deleting such Section in its entirety and substituting in lieu thereof the following:

“Section 4.3 Governmental and Third Party Approvals; No Conflicts. The execution, delivery and performance by the Borrowers of this Agreement, by each Loan Party and each Foreign Loan Party of the other Loan Documents to which it is a party and by Crawford of the Transaction Documents to which it is a party, (a) do not require any consent or approval of, registration or filing with, or any action by, any Governmental Authority or any other Person which, in the case of the Transaction Documents only, would be required to be obtained or made by Crawford, except those as have been obtained or made and are in full force and effect, (b) will not violate any applicable law, rule or regulation or any order or judgment of any Governmental Authority currently in force, (c) will not violate the articles or certificate of incorporation, operating agreement, partnership agreement, by-laws or other organizational documents of either Borrower or any Subsidiary, (d) will not violate or result in a default under any indenture, material agreement or other material instrument binding on either Borrower or any Subsidiary or any of its assets or give rise to a right thereunder to require any payment to be made by either Borrower or any Subsidiary and (e) will not result in the creation or imposition of any Lien on any asset of either Borrower or any Subsidiary, except Liens created under the Loan Documents.”

(h) Section 4.19 of the Credit Agreement is hereby amended by deleting such Section in its entirety and substituting in lieu thereof the following:

“Section 4.19 Security Interests. The Security Documents are effective to create a valid, binding and enforceable security interest in the Collateral. As and to the extent required in the Loan Documents, all filings, assignments, pledges and deposits of documents or instruments have been made and all other actions have been taken that are necessary, under applicable law, to establish and perfect the Administrative Agent’s first priority Lien in the Collateral, other than actions, if any, under the local law of any Pledged Foreign Subsidiary (other than the laws of England and Wales) required to perfect the pledge by any Loan Party or Foreign Loan Party of the Equity Interests of such Pledged Foreign Subsidiary, anything to the contrary set forth in any Loan Document notwithstanding. The Collateral and the Administrative Agent’s rights with respect to the Collateral are not subject to any setoff, claims, withholdings or other defenses. Each Loan Party is the owner (or lessee or licensee in the case of leased or licensed Collateral) of the Collateral free from any Lien, except for Liens expressly permitted by Section 7.2.”

(i) Section 5.15(a) of the Credit Agreement is hereby amended by deleting the words “pre-tax” immediately preceding the word “revenue” in the twenty first line of such Section.

(j) Section 5.15(d) of the Credit Agreement is hereby amended by deleting such Section in its entirety and substituting in lieu thereof the following:

“(d) If, at any time after the Closing Date, any Pledged Foreign Subsidiary whose stock certificate (to the extent such Pledged Foreign Subsidiary has certificated securities) has not been previously delivered to the Administrative Agent becomes a Material Foreign Subsidiary (as defined below), the Borrowers shall cause original certificates evidencing the Applicable Pledge Amount of Equity Interests of such Pledged Foreign Subsidiary to be delivered to the Administrative Agent within 90 days (or such later period as the Administrative Agent determines is advisable in its reasonable discretion) after the Borrowers determine such Pledged Foreign Subsidiary has become a Material Foreign Subsidiary, together with undated stock powers executed in blank or similar stock transfer documents reasonably requested by the Administrative Agent. For purposes of this Agreement (other than Section 5.15(a)) and the other Loan Documents, the term “Material Foreign Subsidiary” means any Pledged Foreign Subsidiary that, as of the last day of any fiscal quarter of Crawford, either: (i) owns assets having a book value equal to or greater than two percent (2%) of the book value of the consolidated assets of International and its Subsidiaries on the date of determination or (ii) generates revenues equal to or greater than two percent (2%) of the aggregate revenues of International and its Subsidiaries for the period of four fiscal quarters of Crawford ending on the date of determination for which financial statements have been delivered pursuant to Section 5.1.”

(k) Section 5.15 of the Credit Agreement is hereby amended by adding the following new clause (e) thereto:

“(e) The Borrowers shall notify the Administrative Agent in advance of any proposed transfer of a Transferred Foreign Subsidiary by International to New UK Holdco, which notice shall contain an updated Schedule 1 to the Pledge Agreement and an updated Schedule 1 to the Legal Charge Over Shares, as applicable, and a certification by a Responsible Officer of each of the Borrowers and the New UK Holdco, as applicable, to the effect that such Schedules will be true, correct, and complete upon the transfer of such Transferred Foreign Subsidiary. If under applicable law the transfer of such Transferred Foreign Subsidiary requires such transfer to be made free and clear of any Lien in favor of Administrative Agent on the Equity Interests of such Transferred Foreign Subsidiary, the Administrative Agent shall, upon request of the Borrowers, promptly execute and deliver a release of its security interest and Liens on the Equity Interests of such Transferred Foreign Subsidiary; provided, however, upon the transfer of such Transferred Foreign Subsidiary to New UK Holdco, the Borrowers shall take all actions reasonably necessary, if any, at the sole cost and expense of the Borrowers to cause the Equity Interests of such Transferred Foreign Subsidiary to be pledged or charged pursuant to the terms of the applicable Legal Charge Over Shares.”

(l) Section 7.1 of the Credit Agreement is hereby amended by re-lettering clause (k) as clause (l) and adding the following new clause (k) in appropriate alphabetical order:

“(k) Indebtedness owing by New UK Holdco pursuant to the New UK Holdco Note; and”

(m) Section 7.2 of the Credit Agreement is hereby amended by deleting clause (c) and substituting in lieu thereof the following:

(c) Liens on assets of Foreign Subsidiaries (other than New Cayman Entity or any successor thereto) securing Indebtedness permitted by Section 7.1(h);”

(n) Section 7.4 of the Credit Agreement is hereby amended by re-lettering clause (k) as clause (q) and adding the following new clauses (k), (l), (m), (n), (o) and (p) in appropriate alphabetical order:

“(k) the issuance to International by New UK Holdco of the New UK Holdco Note and Equity Interests in New UK Holdco; provided, that the sole consideration paid by International for the New UK Holdco Note and such Equity

Interests shall be the transfer by International to New UK Holdco of Equity Interests in the Transferred Foreign Subsidiaries;

(l) the transfer or contribution by International of the New UK Holdco Note to New Cayman Entity;

(m)(i) contributions by International to the capital of New UK Holdco (including, without limitation, cash contributions) or (ii) intercompany loans by International to New UK Holdco, in each case of clauses (i) and (ii), solely to permit, and in the minimum amount necessary to allow, New UK Holdco to make required interest payments in respect of the New UK Holdco Note to New Cayman Entity on the due date thereof; provided, that 100% of the cash amount of such contributions or 100% of the loan proceeds of such intercompany loan shall be promptly paid (or, in the case of an asset contribution, the same such asset shall be promptly returned) by New Cayman Entity (but in any event not later than 5 Business Days after receipt by New Cayman Entity) to International in the form of a dividend, distribution or return of capital to International;

(n) transfers permitted to be made pursuant to Section 7.6(c) and Section 7.6(d);

(o) forgiveness or conversion to equity of intercompany Indebtedness among Foreign Subsidiaries;

(p) other Investments (including, without limitation, forgiveness or conversion to equity of intercompany Indebtedness) by the Borrowers in Foreign Subsidiaries not to exceed $2,500,000 during any period of 12 consecutive months; and”

(o) Section 7.6 of the Credit Agreement is hereby amended by re-lettering clause (c) as clause (g) and adding the following new clauses (c), (d), (e) and (f) in appropriate alphabetical order:

“(c) the sale, disposition or transfer, from time to time in one or more steps, by International of the Equity Interests of the Transferred Foreign Subsidiaries owned by International to New UK Holdco;

(d) the sale, disposition or transfer of assets by any Subsidiary to any Loan Party;

(e) the sale, disposition or transfer of assets by any Foreign Subsidiary to any other Foreign Subsidiary; provided, however, that, except for sales, dispositions or transfers of Equity Interests in Foreign Subsidiaries by New UK Holdco to a Loan Party and except for transactions expressly permitted to be made in accordance with Section 7.4(m) and Section 7.6(g), New UK Holdco shall not sell, dispose of or otherwise transfer any Equity Interests in Foreign Subsidiaries at any time held by New UK Holdco;

(f) forgiveness or conversion to equity of intercompany Indebtedness made pursuant to Section 7.4(o) and Section 7.4(p); and”

(p) Section 7.6 of the Credit Agreement is hereby further amended by inserting the following at the end of such Section:

“Notwithstanding anything to the contrary herein, including, without limitation, Section 7.1(k) and this Section 7.6, the Borrowers shall not permit, cause or allow New Cayman Entity to sell, pledge, assign or otherwise transfer or convey the New UK Holdco Note, or any interest therein, to any Person.”

(q) Section 7.7 of the Credit Agreement is hereby amended by deleting the first sentence of such Section in its entirety and substituting in lieu thereof the following:

“The Borrowers will not, and will not permit any Subsidiaries to, sell, lease or otherwise transfer any property or assets to, or purchase, lease or otherwise acquire any property or assets from, or otherwise engage in any other transactions with, any of its Affiliates, officers, directors or employees, except (a) in the ordinary course of business at prices and on terms and conditions not less favorable to the Borrowers or such Subsidiary than could be obtained on an arm’s-length basis from unrelated third parties, (b) transactions between or among the Loan Parties not involving any other Affiliates (subject to limitations set forth elsewhere in this Article VII) and (c) Indebtedness expressly permitted by Section 7.1, Investments expressly permitted by Section 7.4, sales of assets expressly permitted by Section 7.6 and Restricted Payments expressly permitted by Section 7.5. For the avoidance of doubt, anything in this Agreement to the contrary notwithstanding, the parties to the New UK Holdco Note may forgive the Indebtedness evidenced by the New UK Holdco Note or convert or swap the New UK Holdco Note for Equity Interests of New UK Holdco.”

(r) Section 7.13 of the Credit Agreement is amended by deleting such Section in its entirety and substituting in lieu thereof the following:

“Section 7.13 Information Regarding Collateral. Except upon thirty (30) days prior written notice to the Administrative Agent and delivery to the Administrative Agent of all documents, certificates and information reasonably requested by the Administrative Agent to maintain the validity, perfection and priority of the security interests of the Administrative Agent in the Collateral, the Borrowers will not, and will not permit any Loan Party or New UK Holdco to, (i) change any Loan Party’s or New UK Holdco’s corporate name or in any trade name used to identify it in the conduct of its business or in the ownership of its properties, (ii) change the location of any Loan Party’s or New UK Holdco’s chief executive office (except for the change in Crawford’s chief executive office as specified on Schedule 7.13), its principal place of business, any office in which it maintains books or records relating to the Collateral, which locations shall be listed on Schedule 7.13, (iii) locate any Loan Party’s or New UK Holdco’s equipment (other than such equipment which, together with all such other inventory or equipment, does not have a fair market value in excess of $500,000) at any location which is not listed on Schedule 7.13 (except to the extent such equipment is in transit from a location listed on Schedule 7.13 to another location listed on such Schedule), (iv) make any changes in any Loan Party’s or in New UK Holdco’s identity or organizational structure if any such changes could adversely affect the Administrative Agent’s Liens in the Collateral or the priority or perfection of such Liens in the Collateral, (v) make any changes in any Loan Party’s organizational number issued by the Secretary of State of the State of such Loan Party’s organization or (vi) make any changes in the jurisdiction of organization of any Loan Party or New UK Holdco.”

(s) Section 7.14 of the Credit Agreement is amended by adding the following sentence at the end of such Section:

“The Borrowers will not, and will not permit any Subsidiary to, amend or otherwise modify the terms or provisions of the New UK Holdco Note in any manner or respect that is adverse to the Lenders; provided, that (x) the parties may forgive the Indebtedness evidenced by the New UK Holdco Note or convert or swap the New UK Holdco Note for Equity Interests of New UK Holdco and (y) the parties may change the interest rate or the principal amount from time to time under the New UK Holdco Note.”

(t) Section 8.1(i) of the Credit Agreement is amended by deleting such Section in its entirety and substituting in lieu thereof of the following:

“(i) either Borrower, any Subsidiary Loan Party or any Foreign Loan Party shall become unable to pay, shall admit in writing its inability to pay, or shall fail generally to pay, its debts as they become due;”

(u) Section 8.1(q) of the Credit Agreement is amended by deleting such Section in its entirety and substituting in lieu thereof the following:

“(q) the Security Documents, the Subsidiary Guaranty Agreement or the Foreign Loan Party Guaranty Agreement shall for any reason cease to be valid and binding on, or enforceable against, any Loan Party or Foreign Loan Party, as the case may be, or any Loan Party or Foreign Loan Party shall so state in writing, or any Loan Party or Foreign Loan Party shall challenge the validity of or seek to terminate the Security Documents, any provision of this Agreement or any other Loan Document or the Liens in a material portion of the Collateral shall cease to be perfected,”

(v) Section 10.4(b) of the Credit Agreement is amended by deleting such Section in its entirety and substituting in lieu thereof the following:

“(b) Any Lender may: (x) at any time assign to one or more banks or other financial institutions all or a portion of its rights and obligations under this Agreement and the other Loan Documents (including all or a portion of its Commitment, and the Loans and LC Exposure at the time owing to it) or (y) pursuant to the terms of Section 2.13(c), sell or assign to the Borrowers all or a portion of its outstanding Term Loans; provided, that (i) except in the case of an assignment to a Lender, an Affiliate of a Lender, an Approved Fund or to the Borrowers pursuant to a repurchase of Term Loans permitted by Section 2.13(c), the Borrowers and the Administrative Agent (and, in the case of an assignment of all or a portion of a Revolving Commitment or any Lender’s obligations in respect of its LC Exposure or Swingline Exposure, the Issuing Bank and the Swingline Lender) must give their prior written consent (which consent shall not be unreasonably withheld or delayed), (ii) except in the case of an assignment to a Lender, an Affiliate of a Lender, an Approved Fund or the Borrowers pursuant to a repurchase of Term Loans permitted by Section 2.13(c), or an assignment while an Event of Default has occurred and is continuing, the amount of the Commitment or Loan of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Acceptance with respect to such assignment is delivered to the Administrative Agent) shall not be less than $1,000,000 (unless the Borrowers and the Administrative Agent shall otherwise consent), (iii) each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender’s rights and obligations under this Agreement and the other Loan Documents, (iv) the assigning Lender and the assignee shall (unless otherwise waived by the Administrative Agent) execute and deliver to the Administrative Agent an Assignment and Acceptance, together with a processing and recordation fee payable by the assigning Lender or the assignee (as determined between such Persons) in an amount equal to $1,000 (unless otherwise waived by the Administrative Agent) and (v) such assignee (other than the Borrowers pursuant to a repurchase of Term Loans permitted by Section 2.13(c)), if it is not a Lender, shall deliver a duly completed administrative questionnaire to the Administrative Agent; provided, that any consent of the Borrowers otherwise required hereunder shall not be required in connection with the initial syndication of the Loans or if an Event of Default has occurred and is continuing. Upon the execution and delivery of the Assignment and Acceptance and payment by such assignee to the assigning Lender of an amount equal to the purchase price agreed between such Persons, such assignee (other than the Borrowers) shall become a party to this Agreement and any other Loan Documents to which such assigning Lender is a party and such assignee (other than the Borrowers), to the extent of such interest assigned by such Assignment and Acceptance, shall have the rights and obligations of a Lender under this Agreement, and the assigning Lender shall be released from its obligations hereunder to a corresponding extent (and, in the case of an Assignment and Acceptance covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Section 2.18, Section 2.19, Section 2.20, Section 2.21 and Section 10.3). Upon the consummation of any such assignment hereunder, the assigning Lender, the Administrative Agent and the Borrowers shall make appropriate arrangements to have new Notes issued. Any assignment or other transfer by a Lender that does not fully comply with the terms of this clause (b) shall be treated for purposes of this Agreement as a sale of a participation pursuant to clause (c) below. Contemporaneous assignments by or to related Approved Funds shall be treated as a single assignment for purposes of the minimum assignment amount and processing fees provided in this subsection.”

Section 2. Pledge Agreement. Subject to satisfaction of the conditions set forth in Section 3 below, the parties agree that:

(a) The Pledge Agreement is hereby amended by deleting Schedule I thereto in its entirety and substituting in lieu thereof Schedule I attached hereto.

(b) Notwithstanding anything to the contrary in Section 1(d) and Section 3 of the Pledge Agreement, International shall not be required to pledge or deliver the New UK Holdco Note to the Administrative Agent.

(c) Notwithstanding anything to the contrary in the Pledge Agreement, the Pledgors under the Pledge Agreement may authorize and permit the issuers of Pledged Interests under the Pledge Agreement to issue additional equity interests and change the authorized number of equity interests thereof in connection with the transfer of any of the Transferred Foreign Subsidiaries or the transfer of the New UK Holdco Note to the New Cayman Entity, in each case as permitted by the Credit Agreement, as amended by this Amendment, so long as: (i) any such additional equity interests are pledged to the Administrative Agent for the benefit of the Lenders under the Pledge Agreement and constitute Pledged Interests; and (ii) the certificates, if any, representing such additional equity interests are delivered to the Administrative Agent in accordance with, and subject to the provisions and limitations of, the Pledge Agreement.

Section 3. Conditions Precedent. The effectiveness of this Amendment is subject to receipt by the Administrative Agent of each of the following, each in form and substance satisfactory to the Administrative Agent:

(a) This Amendment duly executed and delivered by the Borrowers, the Pledgors, the Required Lenders, and the Administrative Agent;

(b) Favorable results of searches evidencing that no charges or other securities over the assets of New UK Holdco have been registered at the Companies House in England and Wales and clear company searches and winding-up searches of New UK Holdco;

(c) A legal charge over shares, substantially similar in form to that certain Legal charge over shares dated as of October 31, 2006, by International in favor of the Administrative Agent for the benefit of the Lenders (the “Existing Charge”), duly executed by International pursuant to which it pledges sixty-five percent (65%) of all of the outstanding Equity Interests of New UK Holdco to the Administrative Agent for the benefit of the Lenders and other parties, which such agreement shall be governed by, and enforceable under, the laws of England and Wales (the “International Pledge”), together with delivery of the original stock certificates evidencing such Equity Interests owned by International, signed but undated stock transfer forms and such other documents as the Administrative Agent may reasonably request with respect to the charge of such Equity Interest;

(d) A legal charge over shares, substantially similar in form to the Existing Charge, duly executed by New UK Holdco pursuant to which it pledges sixty-five percent (65%) of all of the outstanding Equity Interests of its first tier Foreign Subsidiaries to the Administrative Agent for the benefit of the Lenders and other parties, which such agreement shall be governed by, and enforceable under, the laws of England and Wales (the “New UK Holdco Pledge”), together with delivery of the original stock certificates of any Material Foreign Subsidiary evidencing such Equity Interests owned by New UK Holdco in such Material Foreign Subsidiary, signed but undated stock transfer forms and such other documents as the Administrative Agent may reasonably request with respect to the charge of such Equity Interests;

(e) A guaranty agreement duly executed by the Foreign Loan Parties pursuant to which they unconditionally guarantee the Obligations (the “Foreign Loan Party Guaranty”);

(f) A debenture duly executed by New UK Holdco pursuant to which it grants a charge upon all of its assets to secure the Obligations, which such security agreement shall be governed by, and enforceable under, the laws of England and Wales (the “New UK Holdco Security Agreement”);

(g) A deed of release with respect to the Existing Charge;

(h) A certificate of the Secretary or Assistant Secretary of International attaching and certifying copies of the resolutions of its board of directors authorizing, among other things, the pledge by International of the Equity Interests of New UK Holdco described herein and the due execution, delivery and performance of the International Pledge;

(i) A copy of the certificate of incorporation, memorandum and articles of association of New UK Holdco;

(j) A copy of a resolution of the board of directors of New UK Holdco:

(i)	approving the terms of, and the transactions contemplated by, the Loan Documents to which it is a party and resolving that it execute, deliver and perform the Loan Documents to which it is a party;

(ii)	authorising a specified person or persons to execute the Loan Documents to which it is a party on its behalf; and

(iii)	authorising a specified person or persons, on its behalf, to sign and/or despatch all documents and notices to be signed and/or despatched by it under or in connection with the Loan Documents to which it is a party;

(k) A specimen of the signature of each person authorised by the resolution referred to in paragraph (j) above in relation to the Loan Documents and related documents;

(l) A copy of a resolution signed by the board of directors of the sole shareholder of New UK Holdco, approving the terms of, and the transactions contemplated by, the Loan Documents to which New UK Holdco is a party;

(m) [Intentionally Omitted];

(n) A certificate of New UK Holdco (signed by a director) confirming that guaranteeing or securing, as appropriate, the liabilities of the Loan Parties under the Loan Documents would not cause any borrowing, guarantee, security or similar limit binding on New UK Holdco to be exceeded;

(o) A certificate of an authorised signatory of New UK Holdco certifying that each copy document relating to it specified in this Section 3 is correct, complete and in full force and effect and has not been amended or superseded as at a date no earlier than the date of this Amendment;

(p) A certificate of the Secretary or Assistant Secretary of New Cayman Entity, attaching and certifying copies of its Memorandum and Articles of Association and resolutions of its board of directors authorizing the execution, delivery and performance of the Foreign Loan Party Guaranty and certifying the name, title and true signature of each officer of New Cayman executing such document;

(q) A favorable written opinion of Jones Day, addressed to the Administrative Agent and the Lenders, regarding certain matters (other than with respect to the enforceability opinions described in (s) below) under the laws of New York, Georgia, and England and Wales, as applicable, related to the International Pledge, the New UK Holdco Pledge, the New UK Holdco Security Agreement and the Foreign Loan Party Guaranty and other matters as the Administrative Agent may reasonably request;

(r) A favorable written opinion of Maples and Calder, addressed to the Administrative Agent and the Lenders, regarding certain corporate matters under the laws of the Cayman Islands related to New Cayman Entity and other matters as the Administrative Agent may reasonably request;

(s) A favorable written opinion of Eversheds LLP, addressed to the Administrative Agent and the Lenders, regarding certain matters under the laws of England and Wales related to the enforceability of the International Pledge, the New UK Holdco Pledge, and the New UK Holdco Security Agreement and other matters as the Administrative Agent may reasonably request;

(t) An original stock certificate pledged by International pursuant to the Pledge Agreement evidencing the pledge of 65% of the outstanding Equity Interests of New Cayman Entity;

(u) Evidence that an amendment fee in the amount of (i) 0.25% of each Consenting Lender’s Revolving Commitment and (ii) 0.25% of the principal amount of Term Loans held by each Consenting Lender has been paid to the Administrative Agent for distribution to those Consenting Lenders for whom the Administrative Agent (or its counsel) shall have received an executed signature page from such Consenting Lender (without condition or restriction) on or before 5:00 p.m. EDT on January 20, 2009;

(v) Evidence that all fees and expenses payable to the Administrative Agent (including the out-of-pocket fees and reasonable expenses of counsel to the Administrative Agent), in connection with this Amendment have been paid; and

(w) Such other documents as the Administrative Agent, on behalf of the Lenders, may reasonably request.

Section 4. Representations. Each Borrower and each Pledgor represents and warrants to the Administrative Agent and the Lenders that:

(a) Authorization. Each Borrower and each Pledgor has the right and power, and has taken all necessary action to authorize it, to execute and deliver this Amendment and to perform its obligations hereunder and, in the case of the Borrowers, under the Credit Agreement, and in the case of the Pledgors, under the Pledge Agreement, as each is amended by this Amendment, in accordance with their respective terms. This Amendment has been duly executed and delivered by a duly authorized officer of each Borrower and each Pledgor and each of this Amendment and, in the case of the Borrowers, the Credit Agreement and, in the case of the Pledgors, the Pledge Agreement, as each is amended by this Amendment, is a legal, valid and binding obligation of such Borrower and such Pledgor, as the case may be, enforceable against such Borrower and such Pledgor, as the case may be, in accordance with its respective terms except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors rights generally and (ii) the availability of equitable remedies may be limited by equitable principles of general applicability.

(b) Compliance with Laws, etc. The execution and delivery by each Borrower and each Pledgor of this Amendment and the performance by each Borrower and each Pledgor of this Amendment and, in the case of the Borrowers, the Credit Agreement, and in the case of the Pledgors, the Pledge Agreement, as each is amended by this Amendment, in accordance with their respective terms, do not and will not, by the passage of time, the giving of notice or otherwise: (i) require any government action or violate any applicable law relating to either Borrower or any Pledgor; (ii) conflict with, result in a breach of or constitute a default under the organizational documents of either Borrower or any Pledgor, or any indenture, agreement or other instrument to which either Borrower or any Pledgor is a party or by which they or any of their properties may be bound; or (iii) result in or require the creation or imposition of any Lien upon or with respect to any property now owned or hereafter acquired by either Borrower or any Pledgor.

(c) No Default. No Default or Event of Default has occurred and is continuing as of the date hereof or will exist immediately after giving effect to this Amendment.

(d) Subsidiaries. As of the date hereof immediately after giving effect to the amendments herein, Schedule II sets forth the exact legal name of, the percentage and type of ownership interest in, the name of the Person who is the record owner of, the jurisdiction of incorporation or formation of, and the type of, each Subsidiary, and identifies each Subsidiary that is a Subsidiary Loan Party (as defined in the Credit Agreement) and each Subsidiary that is a Dormant Company. Except as set forth on Schedule II, there are not outstanding rights to purchase, options, warrants or similar rights or agreements pursuant to which any Loan Party (other than Crawford) may be required to issue, sell, repurchase or redeem any of its Equity Interests.

Section 5. Reaffirmation of Representations by Borrowers and Pledgor. Each Borrower and each Pledgor hereby repeats and reaffirms all representations and warranties made by such Borrower or such Pledgor, as the case may be, to the Administrative Agent and the Lenders in the Credit Agreement, the Pledge Agreement and the other Loan Documents to which they are a party on and as of the date hereof (except with respect to such representations and warranties that reference a specific date) after giving effect to this Amendment with the same force and effect as if such representations and warranties were set forth in this Amendment in full.

Section 6. Release. In consideration of the amendments contained herein, the Borrowers and the Pledgors hereby waive and release each of the Lenders, the Administrative Agent and the Issuing Bank from any and all claims and defenses, known or unknown as of the date hereof, with respect to the Credit Agreement and the other Loan Documents and the transactions contemplated thereby.

Section 7. Expenses. The Borrowers jointly and severally agree to reimburse the Administrative Agent on demand for all reasonable out-of-pocket costs and expenses (including, without limitation, reasonable attorneys’ fees) incurred by it in negotiating, documenting and consummating this Amendment and the transactions contemplated hereby.

Section 8. Effect; Ratification.

(a) Except as expressly herein amended, the terms and conditions of the Credit Agreement, the Pledge Agreement and the other Loan Documents remain unchanged and continue to be in full force and effect. The amendments contained herein shall be deemed to have prospective application only, unless otherwise specifically stated herein. Each of the Credit Agreement and the Pledge Agreement is hereby ratified and confirmed in all respects. Each reference to the Credit Agreement and the Pledge Agreement in any of the Loan Documents (including the Credit Agreement or the Pledge Agreement) shall be deemed to be a reference to the Credit Agreement or the Pledge Agreement, as the case may be, as amended by this

Amendment. Each of the Borrowers and the Pledgors hereby (i) agrees that the amendments contained in this Amendment shall not in any way affect the validity and/or enforceability of any Loan Document, or reduce, impair or discharge the obligations of any such Person thereunder, (ii) reaffirms its continuing obligations owing to the Administrative Agent and the Lenders under each of the Loan Documents (including, without limitation, the Security Agreement, the Pledge Agreement (as amended by the Amendment), the Collateral Assignment Agreement and the Subsidiary Guaranty Agreement) to which such Person is a party, and (iii) confirms that the Liens created by the Loan Documents continue to secure the Obligations.

(b) Nothing contained herein shall be deemed to constitute a waiver of compliance with any term or condition contained in the Credit Agreement or any of the other Loan Documents, or constitute a course of conduct or dealing among the parties. The Administrative Agent and the Lenders reserve all rights, privileges and remedies under the Loan Documents.

(c) Nothing in this Amendment is intended, or shall be construed, to constitute a novation or an accord and satisfaction of any of the Obligations or to modify, affect or impair the perfection, priority or continuation of the security interests in, security titles to or other Liens on any collateral (including the Collateral) securing the Obligations.

(d) This Amendment constitutes the entire agreement and understanding among the parties hereto with respect to the subject matter hereof and supersedes any and all prior agreements and understandings, oral or written, relating to the subject matter hereof.

Section 9. Further Assurances. The Borrowers and the Pledgors agree to, and to cause any Foreign Loan Party to, take all further actions and execute such other documents and instruments as the Administrative Agent may from time to time reasonably request to carry out the transactions contemplated by this Amendment, the Loan Documents and all other agreements executed and delivered in connection herewith.

Section 10. Miscellaneous. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Amendment by signing any such counterpart and sending the same by telecopier, mail, messenger or courier to the Administrative Agent. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES THEREOF. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective permitted successors and assigns.

Section 11. Severability. In case any provision of or obligation under this Amendment shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

Section 12. Definitions. All capitalized terms not otherwise defined herein are used herein with the respective definitions given them in the Credit Agreement.

Section 13. Agreement of Lenders. To the extent that International’s Investments in New UK Holdco and New Cayman Entity in connection with their formation prior to the effectiveness of this Amendment results in an Event of Default, the Lenders party hereto waive such Event of Default. This waiver is limited to the circumstances set forth in this Section, and the Lenders do not waive any other Default or Event of Default now existing or hereafter arising. This Section shall not establish any custom or course of dealing among the Borrowers and the Lenders. Nothing in this Section authorizes the Borrowers or any of their Subsidiaries to make Investments in New UK Holdco or New Cayman Entity prior to the effectiveness of this Amendment in an aggregate amount in excess of U.S. $60,000.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Fourth Amendment to Credit Agreement and First Amendment to Pledge Agreement to be duly executed as of the date first above written.

BORROWERS AND PLEDGORS
CRAWFORD & COMPANY

By:	/S/ JOSEPH R. CAPORASO
	Name:	Joseph R. Caporaso
	Title:	Senior Vice President and Treasurer
CRAWFORD & COMPANY INTERNATIONAL, INC.

By:	/S/ JOSEPH R. CAPORASO
	Name:	Joseph R. Caporaso
	Title:	Vice President and Treasurer

[Signatures Continued on Following Pages]

[Signature page to Fourth Amendment to Credit Agreement

and First Amendment to Pledge Agreement

for Crawford & Company and Crawford & Company International, Inc.]

CRAWFORD LEASING SERVICES, INC. CRAWFORD & COMPANY OF NEW YORK, INC. RISK SCIENCES GROUP, INC. BROADSPIRE SERVICES, INC. PILLAR SERVICES, INC. THE GARDEN CITY GROUP, INC.

By:	/S/ JOSEPH R. CAPORASO
	Name:	Joseph R. Caporaso
	Title:	Treasurer

[Signatures Continued on Following Pages]

[Signature page to Fourth Amendment to Credit Agreement

and First Amendment to Pledge Agreement

for Crawford & Company and Crawford & Company International, Inc.]

LENDERS
SUNTRUST BANK, as Administrative Agent, Issuing Bank, as Swingline Lender and as a Lender

By:	/s/ W. BRADLEY HAMILTON
	Name:	W. Bradley Hamilton
	Title:	Director

[Signatures Continued on Following Pages]

[Signature page to Fourth Amendment to Credit Agreement

and First Amendment to Pledge Agreement

for Crawford & Company and Crawford & Company International, Inc.]

RBS Citizens, N.A.

By:	/s/ Daniel Bernard
	Name:	Daniel Bernard
	Title:	Senior Vice President

[Signature page to Fourth Amendment to Credit Agreement

and First Amendment to Pledge Agreement

for Crawford & Company and Crawford & Company International, Inc.]

FALL CREEK CLO, Ltd.

By:	/s/
Name:
	Title:	Authorized Signer

[Signature page to Fourth Amendment to Credit Agreement

and First Amendment to Pledge Agreement

for Crawford & Company and Crawford & Company International, Inc.]

EAGLE CREEK CLO, Ltd.

By:	/s/
Name:
	Title:	Authorized Signer

[Signature page to Fourth Amendment to Credit Agreement

and First Amendment to Pledge Agreement

for Crawford & Company and Crawford & Company International, Inc.]

THE NORINCHUKIN BANK NEW YORK BRANCH, through State Street Bank and Trust Company N.A. as Fiduciary Custodian By: Eaton Vance Management, Attorney-in-fact

By:	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

[Signature page to Fourth Amendment to Credit Agreement

and First Amendment to Pledge Agreement

for Crawford & Company and Crawford & Company International, Inc.]

EATON VANCE SENIOR FLOATING-RATE TRUST

By: Eaton Vance Management as Investment Advisor

By:	/s/ MICHAEL B. BOTTHOF
	Name:	Michael B. Botthof
	Title:	Vice President

[Signature page to Fourth Amendment to Credit Agreement

and First Amendment to Pledge Agreement

for Crawford & Company and Crawford & Company International, Inc.]

EATON VANCE FLOATING-RATE INCOME TRUST

By:	EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR

By:	/s/ MICHAEL B. BOTTHOF
	Name:	Michael B. Botthof
	Title:	Vice President

[Signature page to Fourth Amendment to Credit Agreement

and First Amendment to Pledge Agreement

for Crawford & Company and Crawford & Company International, Inc.]

EATON VANCE SHORT DURATION DIVERSIFIED INCOME FUND

By:	EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR

By:	/s/ MICHAEL B. BOTTHOF
	Name:	Michael B. Botthof
	Title:	Vice President

[Signature page to Fourth Amendment to Credit Agreement

and First Amendment to Pledge Agreement

for Crawford & Company and Crawford & Company International, Inc.]

EATON VANCE SENIOR INCOME TRUST By: EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR

By:	/s/ MICHAEL B. BOTTHOF
	Name:	Michael B. Botthof
	Title:	Vice President

[Signature page to Fourth Amendment to Credit Agreement

and First Amendment to Pledge Agreement

for Crawford & Company and Crawford & Company International, Inc.]

EATON VANCE INSTITUTIONAL SENIOR LOAN FUND By: EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR

By:	/s/ MICHAEL B. BOTTHOF
	Name:	Michael B. Botthof
	Title:	Vice President

[Signature page to Fourth Amendment to Credit Agreement

and First Amendment to Pledge Agreement

for Crawford & Company and Crawford & Company International, Inc.]

EATON VANCE CDO VII PLC

By:	Eaton Vance Management as Interim Investment Advisor

By:	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

[Signature page to Fourth Amendment to Credit Agreement

and First Amendment to Pledge Agreement

for Crawford & Company and Crawford & Company International, Inc.]

EATON VANCE CDO VIII, Ltd.

By:	Eaton Vance Management as Investment Advisor

By:	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

[Signature page to Fourth Amendment to Credit Agreement

and First Amendment to Pledge Agreement

for Crawford & Company and Crawford & Company International, Inc.]

Eaton Vance CDO IX Ltd.
By: Eaton Vance Management
as Investment Advisor

By:	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

[Signature page to Fourth Amendment to Credit Agreement

and First Amendment to Pledge Agreement

for Crawford & Company and Crawford & Company International, Inc.]

Eaton Vance CDO X PLC
By: Eaton Vance Management
As Investment Advisor

By:	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

[Signature page to Fourth Amendment to Credit Agreement

and First Amendment to Pledge Agreement

for Crawford & Company and Crawford & Company International, Inc.]

EATON VANCE
VT FLOATING-RATE INCOME FUND
BY: EATON VANCE MANAGEMENT
AS INVESTMENT ADVISOR

By:	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

[Signature page to Fourth Amendment to Credit Agreement

and First Amendment to Pledge Agreement

for Crawford & Company and Crawford & Company International, Inc.]

EATON VANCE
LIMITED DURATION INCOME FUND
BY: EATON VANCE MANAGEMENT
AS INVESTMENT ADVISOR

By:	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

[Signature page to Fourth Amendment to Credit Agreement

and First Amendment to Pledge Agreement

for Crawford & Company and Crawford & Company International, Inc.]

Denali Capital LLC, managing member of
DC Funding Partners LLC, portfolio manager for
DENALI CAPITAL CLO VII, LTD. or and affiliate

By:	/s/ Kelli C. Marti
Name:	Kelli C. Marti
Title:	Senior Vice President

[Signature page to Fourth Amendment to Credit Agreement

and First Amendment to Pledge Agreement

for Crawford & Company and Crawford & Company International, Inc.]

Denali Capital LLC, managing member of
DC Funding Partners LLC, portfolio manager for
DENALI CAPITAL CLO IV, LTD., or and affiliate

By:	/s/ Kelli C. Marti
Name:	Kelli C. Marti
Title:	Senior Vice President

[Signature page to Fourth Amendment to Credit Agreement

and First Amendment to Pledge Agreement

for Crawford & Company and Crawford & Company International, Inc.]

Denali Capital LLC, managing member of DC Funding Partners LLC, portfolio manager for DENALI CAPITAL CLO VI, LTD., or an affiliate

By:	/s/ Kelli C. Marti
Name:	Kelli C. Marti
Title:	Senior Vice President

[Signature page to Fourth Amendment to Credit Agreement

and First Amendment to Pledge Agreement

for Crawford & Company and Crawford & Company International, Inc.]

[LENDER] VICTORIA FALLS CLO LTD.

By:	/S/ SUNIL PRADHAN
Name:	SUNIL PRADHAN
Title:	AVP

[Signature page to Fourth Amendment to Credit Agreement

and First Amendment to Pledge Agreement

for Crawford & Company and Crawford & Company International, Inc.]

[LENDER] SUMMIT LAKE CLO LTD.

By:	/s/ SUNIL PRADHAN
Name:	SUNIL PRADHAN
Title:	AVP

[Signature page to Fourth Amendment

to Credit Agreement and First Amendment to Pledge Agreement

for Crawford & Company and Crawford & Company International, Inc.]

[LENDER] DIAMOND LAKE CLO LTD.

By:	/s/ SUNIL PRADHAN
Name:	SUNIL PRADHAN
Title:	AVP

[Signature page to Fourth Amendment to Credit Agreement

and First Amendment to Pledge Agreement

for Crawford & Company and Crawford & Company International, Inc.]

[LENDER] CLEAR LAKE CLO LTD.

By:	/s/ SUNIL PRADHAN
Name:	SUNIL PRADHAN
Title:	AVP

[Signature page to Fourth Amendment to Credit Agreement

and First Amendment to Pledge Agreement

for Crawford & Company and Crawford & Company International, Inc.]

Hewett’s Island CLO I-R, Ltd.
By:	CypressTree Investment Management Company, Inc., as Portfolio Manager.

By:	/s/ ROBERT E. WEEDEN
Name:	ROBERT E. WEEDEN
Title:	Managing Director

[Signature page to Fourth Amendment to Credit Agreement

and First Amendment to Pledge Agreement

for Crawford & Company and Crawford & Company International, Inc.]

Hewett’s Island CLO II, Ltd.
By:	CypressTree Investment Management Company, Inc., as Portfolio Manager

By:	/s/ ROBERT E. WEEDEN
Name:	ROBERT E. WEEDEN
Title:	Managing Director

Signature page to Fourth Amendment to Credit Agreement

and First Amendment to Pledge Agreement

for Crawford & Company and Crawford & Company International, Inc.]

Hewett’s Island CLO V, Ltd.
By:	CypressTree Investment Management Company, Inc., as Portfolio Manager

By:	/s/ ROBERT E. WEEDEN
Name:	ROBERT E. WEEDEN
Title:	Managing Director

[Signature page to Fourth Amendment to Credit Agreement

and First Amendment to Pledge Agreement

for Crawford & Company and Crawford & Company International, Inc.]

Mountain View Funding CLO 2006-I Ltd.

Mountain View CLO II Ltd.

Mountain View CLO III Ltd.

Baker Street Funding CLO 2005-I Ltd.

Baker Street CLO II Ltd.

By:	Seix Investment Advisors LLC, as Collateral Manager

By:	/s/ George Goudelias
Name:	George Goudelias
Title:	Managing Director

[Signature page to Fourth Amendment to Credit Agreement

and First Amendment to Pledge Agreement

for Crawford & Company and Crawford & Company International, Inc.]

CIT CLO I LTD.

By:	CIT Asset Management LLC

By:	/s/ David M. Harnisch
Name:	David M. Harnisch
Title:	Managing Director

[Signature page to Fourth Amendment to Credit Agreement

and First Amendment to Pledge Agreement

for Crawford & Company and Crawford & Company International, Inc.]

Morgan Stanley Prime Income Trust

By:	Morgan Stanley Investment Management Inc. as Investment Advisor

By:	/S/ SCOTT FRIES
Name:	SCOTT FRIES
Title:	Vice President

[Signature page to Fourth Amendment to Credit Agreement

and First Amendment to Pledge Agreement

for Crawford & Company and Crawford & Company International, Inc.]

Confluent 3 Limited

By:	Morgan Stanley Investment Management Inc. as Investment Manager

By:	/S/ SCOTT FRIES
Name:	SCOTT FRIES
Title:	Vice President

[Signature page to Fourth Amendment to Credit Agreement

and First Amendment to Pledge Agreement

for Crawford & Company & Company International, Inc.]

Zodiac Fund – Morgan Stanley US Senior Loan Fund
By: Morgan Stanley Investment Management Inc. as Investment Manager

By:	/S/ SCOTT FRIES
Name:	SCOTT FRIES
Title:	Vice President

[Signature page to Fourth Amendment to Credit Agreement

and First Amendment to Pledge Agreement

for Crawford & Company & Company International, Inc.]

MSIM Peconic Bay, Ltd.
By: Morgan Stanley Investment Management Inc. as Interim Collateral Manager

By:	/S/ SCOTT FRIES
Name:	SCOTT FRIES
Title:	Vice President

[Signature page to Fourth Amendment to Credit Agreement

and First Amendment to Pledge Agreement

for Crawford & Company & Company International, Inc.]

QUALCOMM Global Trading, Inc.
By: Morgan Stanley Investment Management Inc. as Investment Manager

By:	/S/ SCOTT FRIES
Name:	SCOTT FRIES
Title:	Vice President

[Signature page to Fourth Amendment to Credit Agreement

and First Amendment to Pledge Agreement

for Crawford & Company and Crawford & Company International, Inc.]

[LENDER]
Genesis CLO 2007-1 Ltd.
By:	Ore Hill Partners LLC
Its:	Investment Advisor

By:	/s/ Claude A. Baum, Esq.
Name:	Claude A. Baum, Esq.
Title:	General Counsel Ore Hill Partners LLC

[Signature page to Fourth Amendment to Credit Agreement

and First Amendment to Pledge Agreement

for Crawford & Company and Crawford & Company International, Inc.]

ING Investment Management CLO I, Ltd.		ING Investment Management CLO IV, LTD.
By:	ING Investment Management Co. as its Investment manager	By:	ING Alternative Asset Management LLC, as its Investment advisor

	/s/ Robert Wilson		/s/ Robert Wilson
Name:	Robert Wilson	Name:	Robert Wilson
Title:	Senior Vice President	Title:	Senior Vice President

ING Investment Management CLO II, LTD.		ING INVESTMENT MANAGEMENT CLO V, LTD.
By:	ING Alternative Asset Management LLC, as its investment manager	By:	ING Alternative Asset Management LLC, as its investment advisor

	/s/		/s/
Name:		Name:
Title:		Title:

ING Investment Management CLO III, LTD.		ING PRIME RATE TRUST
By:	ING Alternative Asset Management LLC, as its investment manager	By:	ING Investment Management Co. as its investment manager

	/s/		/s/
Name:		Name:
Title:		Title:

[Signature page to Fourth Amendment to Credit Agreement

and First Amendment to Pledge Agreement

for Crawford & Company and Crawford & Company International, Inc.]

HSBC Bank USA, National Association

By:	/s/ Jose V. Mazariegoss
Name:	Jose V. Mazariegos
Title:	Senior Vice President

By:	/s/ Shawn D. Alexander
Name:	Shawn D. Alexander
Title:	Assistant Vice President

Signature page to Fourth Amendment to Credit Agreement

and First Amendment to Pledge Agreement

for Crawford & Company and Crawford & Company International, Inc.

BANK OF AMERICA, N.A.

By:	/s/ Ken Bauchle
Name:	Ken Bauchle
Title:	Senior Vice President

Signature page to Fourth Amendment to Credit Agreement

and First Amendment to Pledge Agreement

for Crawford & Company and Crawford & Company International, Inc.

[LENDER] Wachovia Bank, NA

By:	/s/ Elaine Eaton
Name:	Elaine Eaton
Title:	Senior Vice President

[Signature page to Fourth Amendment to Credit Agreement

and First Amendment to Pledge Agreement

for Crawford & Company and Crawford & Company International, Inc.]

The Northern Trust Company

By:	/s/ Kathryn Schad Reuther
Name:	Kathryn Schad Reuther
Title:	Vice President

[Signature page to Fourth Amendment to Credit Agreement

and First Amendment to Pledge Agreement

for Crawford & Company and Crawford & Company International, Inc.]

[LENDER]

CIFC Funding 2007-I, Ltd.
CIFC Funding 2007-II, Ltd.
CIFC Funding 2007-III, Ltd.

By:	/s/ NGA TRAN
Name:	NGA TRAN
Title:	Head of Intellectual Relationships

[Signature page to Fourth Amendment to Credit Agreement

and First Amendment to Pledge Agreement

for Crawford & Company and Crawford & Company International, Inc.]

[LENDER]
The Sumitomo Trust and Banking Co., Ltd.
New York Branch

By:	/s/ FRANCES E. WYNNE
Name:	FRANCES E. WYNNE
Title:	SENIOR DIRECTOR

[Signature page to Fourth Amendment to Credit Agreement

and First Amendment to Pledge Agreement

for Crawford & Company and Crawford & Company International, Inc.]

GENERAL ELECTRIC CAPITAL CORPORATION

By:	/s/ Rebecca A. Ford
Name:	Rebecca A. Ford
Title:	Duly Authorized Signatory

Signature page to Fourth Amendment to Credit Agreement

and First Amendment to Pledge Agreement

for Crawford & Company and Crawford & Company International, Inc.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

By:	/s/ Billy B. Greer
Name:	Billy B. Greer
Title:	Senior Vice President

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

By:	Prudential Investment Management, Inc.,
as investment manager

By:	/s/ Billy B. Greer
Name:	Billy B. Greer
Title:	Senior Vice President